                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Fleming Companies, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                                                A GREAT PLACE TO WORK
                                                               A GREAT PLACE TO TRADE
[FLEMING COMPANIES, INC. LOGO]                                A GREAT PLACE TO INVEST

FLEMING COMPANIES, INC.                                 NOTICE OF 2000 ANNUAL MEETING
6301 Waterford Boulevard                                AND PROXY STATEMENT
P. O. Box 26647
Oklahoma City, Oklahoma 73126-0647

Dear Fellow Shareholders:

     Please come to our annual meeting on May 10, 2000. We are holding this year's meeting at 10:00 a.m. Mountain Daylight Time at the Salt Lake City Marriott, 75 South West Temple, Salt Lake City, Utah. You will hear about our performance for fiscal 1999 and have the opportunity to ask questions. Enclosed with this proxy statement are your proxy card and our 1999 annual report. We first mailed these materials to shareholders on March 27, 2000.

     You will notice that we have used "plain English" in our proxy statement this year. I hope you like the new format and find the proxy materials easier to read.

     We are also introducing telephone voting and internet voting this year in addition to the usual method of voting by mail. We hope you find these new voting methods useful, and we would appreciate your vote as soon as practicable.

     I look forward to seeing you at our annual meeting.

                                          Sincerely,

                                          Mark S. Hansen
                                          Chairman and Chief Executive Officer

March 27, 2000

                                FLEMING COMPANIES, INC.
                                6301 WATERFORD BOULEVARD
                                P.O. BOX 26647
                                OKLAHOMA CITY, OK 73126-0647
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TIME..................................  10:00 a.m. on Wednesday, May 10, 2000

PLACE.................................  The Salt Lake City Marriott
                                        75 South West Temple
                                        Salt Lake City, Utah

ITEMS OF BUSINESS.....................  (1) To re-elect three members of the board of directors for one year
                                            terms.

                                        (2) To ratify the selection of Deloitte
                                            & Touche LLP as our independent
                                            auditors for the 2000 fiscal year.

                                        (3) To approve our 2000 Stock Incentive
                                            Plan.

                                        (4) To transact such other business as
                                            may properly come before the meeting
                                            and any adjournment or postponement.

RECORD DATE...........................  You can vote if you are a shareholder of record on March 13, 2000.

LIST OF SHAREHOLDERS..................  A list of shareholders entitled to vote at the meeting will be made available
                                        for examination by any shareholder, for
                                        any purpose germane to the meeting,
                                        during ordinary business hours, for a
                                        period of ten days prior to the meeting
                                        at Suitter Axland, 175 South West
                                        Temple, Suite 700, Salt Lake City, Utah.

PROXY VOTING..........................  It is important that your shares be represented and voted at the meeting.
                                        Please vote in one of these ways:

PLEASE NOTE THAT ALL VOTES CAST VIA
TELEPHONE
OR THE INTERNET MUST BE CAST BEFORE
12:00 A.M. EASTERN DAYLIGHT SAVINGS
TIME
ON WEDNESDAY, MAY 10, 2000.             (1) MARK, SIGN, DATE AND PROMPTLY
                                            RETURN the enclosed proxy card in
                                            the postage-paid envelope, or

                                        (2) CALL 1-877-PRX-VOTE (1-877-779-8683)
                                            from the U.S. and Canada, OR

                                        (3) LOG ON to the following web address:
                                            http://www.eproxyvote.com/FLM

                                        Any proxy may be revoked at any time
                                        prior to its exercise at the meeting.

MARCH 27, 2000                                                  Lenore T. Graham
                                                          Senior Vice President,
                                                   General Counsel and Secretary

QUESTIONS AND ANSWERS

Q:       WHAT AM I VOTING ON?

A:       You are voting on three things:

         - re-election of three directors (Carol B. Hallett, Guy A. Osborn and David A. Rismiller),

         - ratification of Fleming's independent accountants, and

         - approval of our 2000 Stock Incentive Plan. (A copy of the plan is attached as Exhibit A.)

Q:       WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 13, 2000 (the record date). Each share of common stock is entitled to one vote.

Q:       HOW DO I VOTE?

A: In addition to attending the meeting and casting your vote in person, you may either:

         - Mark your selection on the enclosed proxy card, date and sign the card, and return the card in the enclosed envelope; or

         - Dial 1-877-PRX-VOTE (1-877-779-8683) from the U.S. and Canada, enter your control number (found on your proxy card) and follow the voice prompts; or

         - Go to the following website: http://www.eproxyvote.com/FLM enter your control number and follow the simple instructions on the screen.

Q:       IF I VOTE BY TELEPHONE OR INTERNET,
         DO I NEED TO RETURN MY PROXY CARD?

A:       No.

Q:       WHAT IS THE DIFFERENCE BETWEEN
         VOTING VIA TELEPHONE OR THE INTERNET OR RETURNING A PROXY CARD AND VOTING IN PERSON?

A: Voting by proxy, regardless of whether it is via telephone or the internet or by returning your proxy card by mail, appoints Mark S. Hansen, our chairman and chief executive officer, Neal
         J. Rider, our chief financial officer and Lenore T. Graham, our senior vice president, general counsel and secretary, as your proxies. They will be required to vote on the three proposals exactly as you voted. However, if any other matter requiring a shareholder vote is properly raised at the meeting, then Messrs. Hansen and Rider and Mrs. Graham are authorized to use their discretion to vote on the issues on your behalf.

Q:       HOW DOES DISCRETIONARY
         AUTHORITY APPLY?

A: If you sign your proxy card, but do not make any selections, you give authority to Mark S. Hansen, Neal J. Rider or Lenore T. Graham to vote on the proposals and any other matter that may arise at the annual meeting.

Q:       IF I VOTE VIA TELEPHONE OR THE
         INTERNET OR BY MAILING MY PROXY CARD, MAY I STILL ATTEND THE MEETING?

A:       Yes.

Q:       WHAT IF I WANT TO CHANGE MY
         VOTE?

A: You can revoke your vote at any time before the meeting.

Q:       IS MY VOTE CONFIDENTIAL?

A: Yes, only First Chicago Trust Company, the inspector of election, Morrow & Co., our proxy solicitor, and certain employees of Fleming will have access to your voting information. All comments will remain confidential, unless you ask that your name be disclosed.

Q:       WHO WILL COUNT THE VOTES?

A: First Chicago Trust Company will tabulate the votes and act as inspector of election.

Q:       WHAT DOES IT MEAN IF I GET MORE
         THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted. Contact our transfer agent, (800-317-4445), to have your accounts registered in the same name and address.

Q:       WHAT CONSTITUTES A QUORUM?

A:       As of March 13, 2000, 39,223,836 shares of
         Fleming common stock were issued and outstanding and entitled to vote at the annual meeting. A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote by telephone or the internet or by returning your proxy card, you will be considered part of the quorum. The inspector of election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:       WHEN ARE THE SHAREHOLDER
         PROPOSALS DUE FOR THE YEAR 2001 ANNUAL MEETING?

A: To be included in next year's proxy statement, shareholder proposals must be received in writing by November 27, 2000 by our corporate secretary. We will include a proposal in next year's proxy statement if it complies with the rules of the Securities and Exchange Commission and we are required to include it in our proxy statement pursuant to the rules of the Securities and Exchange Commission. In accordance with our bylaws, if a shareholder wishes to present a proposal for consideration at the 2001 annual meeting, but not have it included in our proxy statement, he or she must send written notice of the proposal to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 10, 2001 and ending March 12, 2001.

Q:       HOW DOES A SHAREHOLDER
         NOMINATE A DIRECTOR OF FLEMING?

A:       Submit a written recommendation
         (accompanied by the written consent of the nominee to serve as a director if elected and principal occupations or employment over the past five years) to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 10, 2001 and ending March 12, 2001. You can contact our corporate secretary at Fleming Companies, Inc., 6301 Waterford Boulevard, P.O. Box 26647, Oklahoma City, Oklahoma 73126-0647.

Q:       WHO PAYS THE SOLICITATION
         EXPENSES?

A: The accompanying proxy is being solicited on behalf of the Fleming board of directors, and Fleming pays the cost of solicitation. We generally solicit proxies by mail, but certain officers or associates of Fleming may solicit proxies by telephone or in person without additional compensation. We hired Morrow & Co. to assist in the distribution of proxy materials and solicitation of votes for $7,500 plus out-of-pocket expenses. Upon request, we will reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the beneficial owners of shares of our common stock.

Q:       WHERE CAN I FIND THE VOTING
         RESULTS OF THE MEETING?

A:       We will announce voting results at the
         meeting, and we will publish final results in our quarterly report on Form 10-Q for the second quarter of 2000. We will file that report with the Securities and Exchange Commission. You can get a copy by contacting either our communications department (405 840-7200) or the Securities and Exchange Commission at 800/SEC-0330 or www.sec.gov.

PROPOSALS

1.    RE-ELECTION OF DIRECTORS

Since 1983, our board of directors has been divided into three classes with each class serving a three year term. At last year's annual meeting, our shareholders voted to amend our Certificate of Incorporation to phase out classification of the board of directors. Beginning with this annual meeting, the directors named below, who are members of the class of directors with terms expiring this year, are nominated for re-election to serve one year terms. As existing directors complete their current terms, if nominated, they will stand for re-election for one year terms. Beginning with the annual meeting in 2002, the classification of the board will terminate and all nominees will be subject to annual election.

Nominees for re-election this year are:

-       Carol B. Hallett (director since 1993)

-       Guy A. Osborn (director since 1992)

-       David A. Rismiller (director since 1997)

Each has consented to serve a one year term. (See page 6 for biographical information.)

If any nominee is unable to stand for re-election, the board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

The three nominees receiving the highest number of "yes" votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes are not counted for purposes of the election of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

2.       RATIFICATION OF DELOITTE &
         TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2000

Our board of directors, upon recommendation of the audit and compliance committee, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2000 fiscal year and is soliciting your ratification of that selection. Representatives of Deloitte & Touche LLP will attend the annual meeting, have the opportunity make a statement if they so desire, and be available to answer appropriate questions.

The affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the annual meeting is required to ratify Deloitte & Touche LLP as independent auditors for 2000. For purposes of approving this proposal, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR 2000.

3.       APPROVAL OF THE FLEMING
         COMPANIES, INC. 2000 STOCK INCENTIVE PLAN.

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2000 Stock Incentive Plan. The plan authorizes the compensation and organization committee to award or grant up to 1,900,000 shares of Fleming common stock to key associates. A description of the plan begins on page 24. A copy of the plan is attached as Exhibit A.

The affirmative vote of the majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required to approve the 2000 Stock Incentive Plan. For purposes of approving the Plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK INCENTIVE PLAN.

BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF EACH
NOMINEE.

     The persons named on your proxy card intend to vote in favor of the three nominees listed below. Should any of these nominees become unavailable for election, the proxy will be voted for a substitute nominee. If the nominees are elected, our board will be comprised of nine members, of which seven are non-management directors, one is an officer of Fleming and one is responsible for the operations of one of Fleming's significant retail chains.

NOMINEES FOR RE-ELECTION AS DIRECTORS

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              CAROL B. HALLETT (62), 1993
              President and chief executive officer of the Air Transport Association of America, Washington, D.C. (the nation's oldest and largest airline trade organization). Prior to joining the Air Transport Association in April 1995, Mrs. Hallett served as senior government relations advisor with Collier, Shannon, Rill & Scott from February 1993 to March 1995. From November 1989 through January 1993, Mrs. Hallett served as the Commissioner of the United States Customs Service. From September 1986 to May 1989, she served as the U.S. Ambassador to The Commonwealth of the Bahamas. From July 1983 to August 1986, Mrs. Hallett served as the national vice chairman and field director of Citizens for America. Mrs. Hallett also served three terms in the California legislature and as minority leader in the State Assembly. Mrs. Hallett is a director of Litton Industries, Inc. and Mutual of Omaha Insurance Company. She is a trustee for the Junior Statesmen of America. Mrs. Hallett also serves on the President's Cabinet of California Polytechnic State University.

              GUY A. OSBORN (64), 1992
              Retired as chairman of Universal Foods Corp. in April 1997. He joined that company in 1971, became president in 1984 and chairman in 1990. He serves on the boards of Wisconsin Gas Co., WICOR, Inc., Boys and Girls Club of Greater Milwaukee and Alverno College and is a trustee of Northwestern Mutual Life Insurance Company.

              DAVID A. RISMILLER (62), 1997
              Chairman, president, and chief executive officer of America First Financial Institutions Management, L.L.C. (managing general partner of an investment partnership), since 1997. He served as chairman and chief executive officer of FirsTier Financial Inc. from 1989 until the company's merger with FirstBank in 1996. From 1988 to 1989, he served as president of FirsTier Financial Inc. and from 1984 to 1988, he served as chairman and chief executive officer of Commerce Bank of Kansas City, N.A. From 1992 to 1995, Mr. Rismiller served as the Federal Reserve tenth district representative to the Federal Advisory Council and from 1979 to 1997 he served as a member of the Bankers Roundtable. He serves as an executive committee member and director of the Omaha Chamber of Commerce; director and executive committee member of Woodmen Accident & Life Insurance Co.; director and executive committee member, treasurer and finance committee chairman of Joslyn Art Museum; director, Duncan Aviation, Inc.; director of Omaha Zoological Society; dean's council member, Ohio State University Fisher College of Business; trustee of Midwest Research Institute; and member of U.S.A.F. Strategic Command Consultation Committee.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              HERBERT M. BAUM (63), 1998
              President and chief operating officer of Hasbro, Inc. (a toy manufacturing company). Prior to joining Hasbro, Inc. in January, 1999, Mr. Baum served as chairman and chief executive officer of Quaker State Corporation from 1993 to 1998. From 1978 to 1993, Mr. Baum served in a variety of positions for Campbell Soup Company where his last position held was president Campbell North and South America. Mr. Baum is a director of the American Marketing Association, The Dial Corporation, Hasbro, Inc., Midas, Inc., Meredith Corporation, and Whitman Corporation.

              ARCHIE R. DYKES (69), 1981
              Chairman and chief executive officer of Capital City Holdings, Inc. (a venture capital organization). He is a director of Whitman Corporation, Hussman International Corporation, Midas, Inc. and the Employment Corporation. A former chancellor of the University of Kansas and of the University of Tennessee, Mr. Dykes also serves as a trustee of the Kansas University Endowment Association and of the William Allen White Foundation.

              MARK S. HANSEN (45), 1998
              Chairman and chief executive officer. Mr. Hansen served as president and chief executive officer of SAM'S Club, a division of Wal-Mart Stores, Inc., from 1997 through 1998. Prior to joining Wal-Mart, Mr. Hansen served in multiple capacities from 1989 to 1997 including as president and chief executive officer of PETsMART, Inc. a retailer of pet food, pet supplies and related products. Prior to 1989, Mr. Hansen served in various management capacities in the supermarket industry. He serves as an executive advisory board member of Swander Pace Capital and is a director of Applebee's Restaurants.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              JACK W. BAKER (62), 1996
              Chief executive of Baker's Supermarkets, a family owned independent retail chain acquired by the company in 1992. Mr. Baker has been associated with Baker's for his entire business career. He is president, chief executive officer and an owner of PDM, Inc., an Omaha, Nebraska based real estate development firm. He served as chairman of the Greater Omaha Chamber of Commerce in 1993, vice chairman of the Food Marketing Institute from 1993 to 1995 and, with his wife, co-chaired the 1998 United Way of The Midlands/Chad Campaign.

              EDWARD C. JOULLIAN III (70), 1984
              Chairman of Mustang Fuel Corp. (energy development and services) since 1964. He also served as chief executive officer of that company until his retirement in 1998. Mr. Joullian also served Fleming as interim chairman of the board of directors from July 18, 1998 until November 30, 1998. He is a director of The LTV Corp. and a trustee of the Colonial Williamsburg Foundation.

              ALICE M. PETERSON (47), 1998
              Since February, 2000, Ms. Peterson has been engaged in various e-commerce start-up ventures. From June 1998 to February 2000, Ms. Peterson served as vice president and general manager of Sears Online, the unit of Sears, Roebuck and Co. where all business-to-consumer Internet activities are conducted, including interactive marketing. Ms. Peterson was vice president and treasurer of Sears, Roebuck and Co. from 1993 to 1998. She joined that company in 1989 as corporate director of finance, became managing director -- corporate finance in 1992, and vice president -- treasurer in 1993. Prior to joining Sears, Ms. Peterson served as assistant treasurer of Kraft, Inc. from 1988 to 1989. From 1984 to 1988, Ms. Peterson served in a variety of financial positions for PepsiCo, Inc., where her last position held was director of capital markets. Ms. Peterson serves on the Ravinia Festival Board of Trustees.

BOARD AND COMMITTEE MEETINGS

     Our board of directors met ten times in 1999.

----------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                   MEETINGS IN
          COMMITTEE AND MEMBERS                  FUNCTIONS OF COMMITTEE               1999
----------------------------------------------------------------------------------------------
  AUDIT AND COMPLIANCE                   - Considers selection of independent
     Herbert M. Baum                       auditors and recommends appointment
     Carol B. Hallet*                    - Reviews scope of annual audit and
     Edward C. Joullian III                auditors' annual report and discusses
     David A. Rismiller                    reviews of interim financial
                                           information
                                         - Oversees internal audit programs and         3
                                           policies, as well as programs related
                                           to ethical standards and compliance
                                         - Addresses independent auditors'
                                           relationships with, and non-audit
                                           services provided to, Fleming
----------------------------------------------------------------------------------------------
  COMPENSATION AND ORGANIZATION          - Oversees all compensation and
     Herbert M. Baum                       benefits policies and programs
     Archie R. Dykes                     - Reviews objectives, structure, cost
     Guy A. Osborn*                        and administration of major
     Alice M. Peterson                     compensation and benefits policies           8
                                           and programs
                                         - Administers stock option and
                                           incentive plans
----------------------------------------------------------------------------------------------
  CORPORATE GOVERNANCE                   - Considers matters relating to
     Jack W. Baker                         corporate governance
     Archie R. Dykes*                    - Establishes standards, subject to
     Carol B. Hallett                      annual review, for governing operation
     David A. Rismiller                    of Fleming by the board through              4
                                           management
                                         - Annually assesses board and committee
                                           effectiveness
                                         - See Exhibit B to this proxy statement
----------------------------------------------------------------------------------------------
  NOMINATING                             - Develops and recommends guidelines
     Jack W. Baker                         and criteria for selecting directors
     Edward C. Joullian III*             - Recommends nominees
     Guy A. Osborn                       - Considers shareholder recommendations
     Alice M. Peterson                     and makes recommendations on board           1
                                           composition
                                         - See Exhibits C-1 and C-2 to this
                                           proxy statement
----------------------------------------------------------------------------------------------

*  Chairperson

DIRECTORS COMPENSATION

     Directors who are also associates of Fleming do not receive compensation for serving on the board of directors or its committees other than their normal salaries. Directors who are not associates of Fleming received the following in 1999:

STOCK BASED COMPENSATION

- 750 stock equivalent units     O                              - These units represent the right to
- 1,750 shares of restricted stock     O                          receive cash equal to the value of
CASH COMPENSATION                                                 Fleming common stock when the director
- $1,000 for each board or committee meeting attended*            ceases to be a member of the board.
- $500 for chairing a committee                                 - No voting rights.
- reimbursement of travel expenses for attending meetings       - Dividends are accrued as if units were
---------------                                                   shares of Fleming common stock and paid
*  No fees are paid for telephone board meetings unless they      when director ceases to be a member of
   are longer than thirty minutes and are meetings for which      the board.
   an agenda has been set.                                      - Stock equivalent units will not be paid
STOCK OWNERSHIP REQUIREMENTS                                      in 2000, but the number of shares of
     In March 1999, the board adopted stock ownership             restricted stock will be increased to
requirements for directors. Directors who are not also            3,500 shares.
associates of Fleming must meet the following stock
ownership requirements:

- 1,000 shares of Fleming common stock within one year of first being elected.

- 12,000 shares of Fleming common stock within four      - Prior to vesting, shares have voting and dividend rights.
  years of first being elected.                          - Shares will vest five years from July 1, 1999 if adjusted
- Members of the board on March 1, 1999 have until         net earnings from operations for the 13 four-week
  March 1, 2003 to satisfy the four year requirement       accounting periods preceding the date of determination
  since the policy was not in effect when they were        exceed adjusted net earnings from operations for fiscal
  first elected.                                           1998 by at least 10%.
The board also adopted stock ownership requirements      - Shares are held in escrow by Fleming's corporate
for corporate officers which are described on page         secretary, pending vesting.
16.                                                      - Unvested shares will be forfeited.
                                                         - If on a date prior to the end of the five year vesting
                                                           period, a director ceases to be a member of the board,
                                                           under certain conditions, vesting can be accelerated.

BENEFICIAL OWNERSHIP

     This table indicates how much Fleming common stock and stock equivalent units were beneficially owned as of March 3, 2000, by the directors, nominees and each of the named executive officers listed in the Summary Compensation Table who retained his position as of March 3, 2000 and by beneficial owners of more than 5% as of the dates indicated in the footnotes. Beneficial ownership of directors and executive officers as a group (22 persons) represents 3.41% of the total outstanding shares. No director or executive officer owns in excess of 1% of the outstanding shares except for Mr. Baker who owns 1.25% of the outstanding shares.

-------------------------------------------------------------------------------------------------------
                                                SHARES OF COMMON STOCK
                    NAME                        BENEFICIALLY OWNED(1)       STOCK EQUIVALENT UNITS(2)
-------------------------------------------------------------------------------------------------------
  Mark S. Hansen(3)(4)(5)(6)                             272,000                          --
-------------------------------------------------------------------------------------------------------
  Jack W. Baker(3)(4)(5)                                 491,604                          --
-------------------------------------------------------------------------------------------------------
  Herbert M. Baum                                          2,750                         750
-------------------------------------------------------------------------------------------------------
  Archie R. Dykes                                          6,943                       5,314
-------------------------------------------------------------------------------------------------------
  Carol B. Hallett                                         4,895                       4,456
-------------------------------------------------------------------------------------------------------
  Edward C. Joullian                                      12,105                      14,337
-------------------------------------------------------------------------------------------------------
  Guy A Osborn                                            19,950                       5,314
-------------------------------------------------------------------------------------------------------
  Alice M. Peterson                                        5,750                       2,250
-------------------------------------------------------------------------------------------------------
  David A. Rismiller                                       4,850                       2,250
-------------------------------------------------------------------------------------------------------
  E. Stephen Davis(3)(4)(5)(6)                           137,731                          --
-------------------------------------------------------------------------------------------------------
  William H. Marquard(3)(4)(5)                            42,500                          --
-------------------------------------------------------------------------------------------------------
  David R. Almond(3)(4)(5)(6)                             54,581                          --
-------------------------------------------------------------------------------------------------------
  Scott M. Northcutt(3)(4)(5)                             50,000                          --
-------------------------------------------------------------------------------------------------------
  All directors and executive officers as a
     group(4)(5)(6)                                    1,336,060                      34,671
-------------------------------------------------------------------------------------------------------
  Southeastern Asset Management, Inc.(7)               6,444,000                          --
     6410 Poplar Avenue, Suite 900
     Memphis, Tennessee 38119
-------------------------------------------------------------------------------------------------------
  FMR Corp.(8)                                         4,730,102                          --
     82 Devonshire Street
     Boston, Massachusetts 02109
-------------------------------------------------------------------------------------------------------
  Dimensional Fund Advisors, Inc.(9)                   2,048,897                          --
     1299 Ocean Avenue
     11th Floor
     Santa Monica, California 90401
-------------------------------------------------------------------------------------------------------

---------------

(1) This column includes Fleming common stock held by directors and officers or by certain members of their families (for which the directors and executive officers have sole or shared voting or investment power), Fleming common stock which the officers have the right to acquire within 60 days of March 3, 2000 under Fleming's stock option and stock incentive plans and shares of Fleming restricted common stock, subject to forfeiture, awarded under Fleming's stock incentive plans.

(2) These stock equivalent units are payable in cash only when a director ceases to be a member of the board.

(3) The amounts shown include shares which the following persons have the right to acquire within 60 days of March 3, 2000 under the company's stock option and stock incentive plans:

Hansen                           200,000 shares
Davis                             53,500 shares
Almond                            44,250 shares
Northcutt                         25,000 shares
Baker                              6,600 shares

     All directors and officers as a group (including those named above):
414,100

(4) The individuals and group named in the table have shared voting and investment power with respect to the following shares of common stock:

Almond                             6,331 shares
Baker                             67,086 shares
Dykes                                639 shares
Davis                              9,000 shares
Northcutt                         10,000 shares

    All directors and officers as a group (including those named above): 123,285 shares

(5) The individuals and group named in the table have sole voting power with respect to the following shares of restricted stock:

Hansen                          16,000 shares
Baker                            2,400 shares
Baum                             1,750 shares
Dykes                            1,750 shares
Hallett                          1,750 shares
Joullian                         1,750 shares
Osborn                           1,750 shares
Peterson                         1,750 shares
Rismiller                        1,750 shares
Davis                           68,000 shares
Marquard                        40,000 shares
Almond                           4,000 shares
Northcutt                        4,000 shares

    All directors and officers as a group (including those named above): 223,450 shares

(6) The following shares have been excluded from the share totals for individuals and group named in the table as they do not have voting or investment power with respect to such shares:

Hansen                  300,000 shares of restricted stock
Davis                   100,000 shares of restricted stock
Almond                   33,334 shares of restricted stock

     All directors and officers as a group (including those named above):
     483,334 shares of restricted stock

(7) In a Schedule 13G dated February 4, 2000, Southeastern Asset Management, Inc. disclosed that it held 16.60% of the shares of Fleming common stock and shared voting and investment power with respect to all shares with Longleaf Partners Small-Cap Fund.

(8) In a Schedule 13G dated February 14, 2000, FMR Corp. disclosed that it held 12.18% of the shares of Fleming common stock, had sole power to vote 49,000 shares and the sole power to dispose of all shares.

(9) In a Schedule 13G dated February 4, 2000, Dimensional Fund Advisors, Inc. disclosed it held 5.28% of the shares of Fleming common stock and had sole power to vote and dispose of all shares.

SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM
                                       ANNUAL COMPENSATION                 COMPENSATION AWARDS
---------------------------------------------------------------------------------------------------------------
                                                                         RESTRICTED
                                                          OTHER ANNUAL      STOCK     SECURITIES    ALL OTHER
NAME AND PRINCIPAL                             BONUS($)   COMPENSATION     AWARDS     UNDERLYING   COMPENSATION
POSITION                    YEAR   SALARY($)       (1)     ($)(2)          ($)(3)     OPTIONS(#)       ($)(4)
---------------------------------------------------------------------------------------------------------------
  Mark S. Hansen            1999    750,000    980,813         --              --           --         90,818
  Chairman and Chief        1998     57,692         --         --         322,000      800,000        306,478
  Executive Officer         1997         --         --         --              --           --             --
---------------------------------------------------------------------------------------------------------------
  E. Stephen Davis          1999    330,858    342,104        570         690,000       25,000             --
  Executive Vice
     President-             1998    324,643         --        570              --       25,000             --
  President of Wholesale    1997    310,153    357,571        570         843,750           --      1,000,333
---------------------------------------------------------------------------------------------------------------
  William H. Marquard (5)   1999    229,231    261,550         --         418,750      200,000        415,562
  Executive Vice
     President-             1998         --         --         --              --           --             --
  Chief Knowledge Officer   1997         --         --         --              --           --             --
---------------------------------------------------------------------------------------------------------------
  David R. Almond (6)       1999    253,809    265,046        570              --      100,000             --
  Senior Vice President-    1998    223,188         --        570              --                          --
  Administration            1997    205,669    134,390        570         337,500        5,000        531,767
---------------------------------------------------------------------------------------------------------------
  William J. Dowd (7)       1999    247,500    266,603        570              --       25,000        400,664
  Former President and      1998    491,923         --        570              --           --             --
  Chief Operating Officer   1997    474,218    451,654        570              --       20,000             --
---------------------------------------------------------------------------------------------------------------
  Scott M. Northcutt        1999    225,212    285,046        570          73,000      100,000        238,652
  Executive Vice
     President-             1998         --         --         --              --           --             --
  Human Resources           1997         --         --         --              --           --             --
---------------------------------------------------------------------------------------------------------------

---------------

(1) Bonus amounts shown for 1997 were awarded pursuant to the terms of the company's Economic Value Added Incentive Bonus Plan (the "EVA(R) Plan"). Amounts shown in 1997 represent 100% of the bonuses awarded although, under the EVA Plan, 67% of the bonus awarded for fiscal 1997 was actually paid to the named executive officer and 33% was credited to his bonus bank. The board of directors terminated the EVA Plan effective February 15, 1999 and thereafter Messrs. Davis, Almond and Dowd received payments of the remaining 33% of their 1997 bonuses which had been credited to their bonus banks.

(2) The company provides term life insurance to all associates. There is no imputed income to the associate with respect to the first $50,000 of coverage except for highly compensated associates. Accordingly, the company is required to impute income to the named individuals with respect to the first $50,000 of coverage and reimburses them for its tax effect. The amounts shown in this column reflect such tax reimbursement amounts.

    EVA(R) is a registered trademark of Stern Stewart & Co.

(3) The following officers received restricted stock awards in connection with their employment with Fleming which vest as follows based on their continuous employment through the applicable vesting dates:

Hansen                  32,000 shares on        16,000 shares vested
                        November 30, 1998       on November 30, 1999
                                                and 16,000 shares will
                                                vest on November 30,
                                                2000
Marquard                20,000 shares on June   10,000 shares will
                        1, 1999                 vest on June 1, 2000
                                                and 10,000 shares will
                                                vest on June 1, 2001
Northcutt               8,000 shares on         4,000 shares vested on
                        January 26, 1999        January 26, 2000 and
                                                4,000 shares will vest
                                                on January 26, 2001

     Messrs. Davis and Almond were awarded 100,000 shares and 20,000 shares respectively of restricted stock on November 1, 1997 in connection with termination of the company's Supplemental Retirement Income Plan (the "SRP"). With respect to the award to Mr. Davis, 66,667 shares have vested and 33,333 will vest if Mr. Davis remains continuously employed through July 20, 2001 and meets certain targets in connection with Fleming's Low Cost Pursuit Program. With respect to the award to Mr. Almond, 13,334 shares have vested and 6,666 shares will vest if Mr. Almond remains continuously employed through March 2, 2001. No vested shares are distributable to Messrs. Davis or Almond until termination of their employment. Mr. Davis received an additional award of 60,000 shares of restricted stock on July 20, 1999 which will vest on July 20, 2001 if Mr. Davis remains continuously employed through that date and meets certain targets in connection with Fleming's Low Cost Pursuit Program. Mr. Marquard received an additional award of 20,000 shares of restricted stock on December 21, 1999 which will vest 50% per year on December 21, 2000 and December 21, 2001 based on his continuous employment through the vesting dates.

     All shares of restricted stock will vest upon the occurrence of a change of control and upon termination of the executive's employment due to death or disability, without cause or by the executive for good reason. As of December 25, 1999, there were held in escrow the following shares of restricted stock for each officer with the following values (based on the market price per share of $10.3125 on December 23, 1999):

Hansen      16,000 shares   $  165,000
Davis      168,000 shares   $1,732,500
Marquard    40,000 shares   $  412,500
Almond      24,000 shares   $  247,500
Northcutt    8,000 shares   $   82,500

(4) Included in this column are the following amounts:

          Mr. Hansen:        In 1999: $52,145 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount) and $38,673 for relocation expenses. For 1998: $299,105 reimbursement for his tax liability associated with restricted stock award and $7,373 attributable to personal use of company plane.

          Mr. Davis:         For 1997: $1,000,333 represents the value of Mr.
                             Davis' account established in connection with the termination of the SRP and adoption of the Executive Past Service Benefit Plan (the "Past
                             Service Plan"). The amount was determined by calculating the present value of the amount which would have been payable under the SRP, assuming Mr.
                             Davis had retired November 1, 1997 and was fully vested. Payment will be made to Mr. Davis under the Past Service
                             Plan upon termination of employment.

          Mr. Marquard:      For 1999: $387,314 reimbursement for his tax
                             liability associated with restricted stock awards and $28,248 for temporary living expenses.

          Mr. Almond:        For 1997: $531,767 represents the value of his
                             account under the Past Service Plan. Payment will be made to Mr. Almond under the Past Service Plan upon the termination of his employment.

          Mr. Dowd For 1999: $266,232 as a severance payment in connection with his termination of employment, $28,557 for his accrued vacation, $31,625 for the value of his company car, $69,045 reimbursement for outplacement services and $9,212 COBRA premium reimbursement.

          Mr. Northcutt:     For 1999: $70,654 reimbursement for his tax
                             liability associated with his restricted stock award, $1,350 reimbursement for COBRA expense from his prior employer, $87,712 for relocation expense and $78, 936 for home sale expense.

(5) Compensation for Mr. Marquard is not reflective of an entire year since he became an associate of Fleming on June 1, 1999.

(6) During 1999, Mr. Almond served the Company as Senior Vice
    President -- General Counsel and Corporate Secretary.

(7) Mr. Dowd resigned as president and chief operating officer effective May 20, 1999. For information regarding his severance arrangement, See "Employment Contracts, Termination of Employment and Change in Control
    Arrangements -- Dowd Severance Arrangement."

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

COMPENSATION PHILOSOPHY

     The company's compensation philosophy is based primarily on "pay for performance." The objectives of the Fleming executive compensation programs are to motivate executive officers to enhance financial performance by focusing attention on specific business objectives emphasizing company profitability and teamwork, and to reward executive officers based on company and individual performance.

     There are three parts to Fleming's executive compensation program:

     - Base salary
     - Annual bonuses; and
     - Stock based compensation (stock options and restricted stock)

     The compensation and organization committee, comprised of non-management directors, administers the executive compensation programs, policies and practices. The committee decides compensation for all executive officers, except the chief executive officer, upon recommendation of the CEO. The committee's decisions are submitted to the full board of directors for its information and review only. The CEO, who is also a director, does not participate in the board's review of the committee's decisions regarding his compensation.

BASE SALARIES

     Base salaries for the named executive officers for 1999 except for Messrs. Davis, Almond and Dowd were determined based on negotiations of their employment agreements. Decisions as to these were based on the committee's view that the company needed to attract top notch candidates to these positions, the value of these executives in the market place and the general competition for executives of this caliber. Decisions as to base salary for 1999 for Messrs. Davis, Almond and Dowd and other executive officers were determined by the committee in reliance on the company's salary administration program, the objectives of which are to attract, retain and motivate productive executive officers. For each job classification, the program requires a written job description, an evaluation of the job with assigned points based on the nature of the job, its function and the level of the position, and an assigned salary range based on the total point value. Annual salaries are adjusted based on individual performance. In addition, the committee reviews the earnings of the company and the market value of the company's common stock for the previous fiscal year-end and, based on these factors, the committee makes a subjective determination of the nature and extent of salary adjustments. The committee generally establishes target salaries in the middle of the assigned salary ranges. In order to measure competitiveness, the committee also considers salary surveys comparing company jobs with similar jobs held by employees of companies included in the company's peer group. See "Company Performance." In comparison with our peer group, which is listed on page 18, the company believes that its executive salaries are generally higher than executive salaries of Nash Finch Company and are generally less than executive salaries of SUPERVALU, Inc. The committee froze base salaries of all executive officers for fiscal 1999.

BONUSES

     Bonuses are paid to executives under the corporate officer incentive plan. The plan has the following primary goals:

     - Attain substantial improvement in sales
     - Substantially improve earnings
     - Provide a concrete and understandable linkage between performance, reward and share value creation for shareholders; and
     - Encourage teamwork

     Bonus awards are based on pre-determined performance targets in relation to adjusted earnings per share, sales and adjusted earnings. In order to be entitled to a bonus, the adjusted earnings per share target must be met or exceeded. Then, the bonus will be weighted based on sales and adjusted earnings. For fiscal 1999, the committee determined that 60% of the bonus would be based on sales and 40% would be based on adjusted earnings. The bonus for fiscal 1999 was determined by the committee at its meeting in February 2000. Target percentages for all executive officers were set based on position and responsibilities, comparative market place data and internal equity. Since the adjusted earnings per share target for 1999 was met, all executive officers received a bonus for 1999. These bonuses were paid in March 2000.

STOCK BASED COMPENSATION

     The committee can award restricted stock and stock options to executives and other key associates under the company's stock option and stock incentive plans. The committee believes stock based compensation is important in aligning the interests of executives and shareholders. The committee believes restricted stock awards build stock ownership and provide a long-term focus since the stock is restricted from being sold, transferred or assigned and is forfeitable until vested. The committee believes stock options help to retain and motivate key associates. All executive officers, except Mr. Hansen, received stock option grants during fiscal 1999. The basis of the grants was not only to provide incentive to these executives to drive company performance, but also to help retain these executives in an increasingly competitive market for top talent.

CHIEF EXECUTIVE OFFICER

     Mark S. Hansen became CEO of the company on November 30, 1998. His salary for 1999 and his number of stock options and shares of restricted stock were determined by the committee as a result of negotiations of an employment agreement with Mr. Hansen and consideration of the following factors: competitive levels of compensation, his experience in managing operations of a size and complexity similar to the company, his general knowledge of the distribution and retail food industry, his track record in making changes and the committee's belief that Mr. Hansen has the qualifications necessary to responsibly manage the company. His bonus for 1999 was determined in accordance with the Corporate Officer Incentive Plan which provides for a bonus if certain pre-determined levels of adjusted earnings per share, sales and adjusted earnings are met. The amount of his bonus was based on a percentage of his salary set forth in his employment agreement. This percentage was determined by the committee as part of his overall compensation package set forth in his employment agreement and based on the factors set forth above. Mr. Hansen did not receive any stock based compensation in fiscal 1999.

MANAGEMENT STOCK OWNERSHIP GUIDELINES

     Fleming is committed to strengthening the alignment of its executives' financial interests with those of its shareholders. Corporate officers are required to own the following levels of stock:

---------------------------------------------------------------
           POSITION                  STOCK OWNERSHIP LEVEL
---------------------------------------------------------------
  Chairman and CEO               3 times base salary
---------------------------------------------------------------
  Executive Vice Presidents      2 times base salary
---------------------------------------------------------------
  Senior Vice Presidents         1.5 times base salary
---------------------------------------------------------------
  Vice Presidents                1 times base salary
---------------------------------------------------------------

     Officers must meet the required stock ownership levels by March 2004 or five years from their election as an officer, whichever is later. Neither unvested restricted stock nor stock options, whether vested or unvested, are counted for purposes of determining stock ownership. Fleming has a loan program which provides interest free, full recourse loans to officers in order to assist them in meeting their stock ownership levels. None of the named executive officers participated in the loan program during 1999. At March 10, 2000, officers subject to the stock ownership requirements owned a total of 224,638 shares of Fleming Stock.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Although no executive officer's total compensation for fiscal 1999 exceeded the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended ("the Code"), the committee has adopted and the board of directors has ratified the following policy regarding Section 162(m):

     Section 162(m) limits the deductibility of certain compensation paid by the company to certain of its executive officers. It is possible that future circumstances may warrant compensation payments which will not qualify as a tax deductible expense. It shall be the policy of the committee to compensate executive officers based on performance, and the committee recognizes that flexibility with respect to the payment of compensation must be insured in order to maintain this policy. Accordingly, although the committee will to the extent possible attempt to qualify all compensation payments for deductibility under
Section 162(m), circumstances may arise which require it to authorize compensation which is not deductible under Section 162(m).

                                     Guy A. Osborn, Chairman              Archie R. Dykes
                                     Herbert M. Baum                      Alice M. Peterson

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the company, the S&P 500 composite index and an index of peer companies selected by the company with the investment weighted based on market capitalization at the beginning of each year.

                 [TOTAL SHAREHOLDER RETURNS PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1994         1995         1996         1997         1998         1999
----------------------------------------------------------------------------------------------------------------
 Fleming Companies, Inc.               100           93           79           62           48           48
 S&P 500                               100          138          169          226          290          346
 Peer Group                            100          125          125          157          172          120

     The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each year for the company, the peer group and the S&P 500 composite is based on the stock price or composite index at the end of calendar 1994.

     Companies in the peer group are as follows: Fleming Companies, Inc., SUPERVALU, Inc., Nash Finch Company, Super Food Services, Inc., Richfood Holdings, Inc., and Super Rite Corp. Richfood Holdings, Inc. was acquired by SUPERVALU, Inc. in 1999, Super Food Services, Inc. was acquired by Nash Finch Company in 1996 and Super Rite Corp. was acquired by Richfood Holdings, Inc. in 1995.

STOCK OPTION INFORMATION

OPTION GRANTS

     This table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 25, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------
                                NUMBER OF    % OF TOTAL
                                SECURITIES   OPTIONS       EXERCISE
                                UNDERLYING   GRANTED TO      OR
                                OPTIONS      EMPLOYEES      BASE                   GRANT DATE
                                GRANTED        IN           PRICE     EXPIRATION     PRESENT
             NAME               (#)(1,)(2)   FISCAL YEAR   ($/SH)       DATE       VALUE $(3)
----------------------------------------------------------------------------------------------
  Mark S. Hansen                      --          --            --           --             --
----------------------------------------------------------------------------------------------
  E. Stephen Davis                25,000        1.22        7.5313     03/01/09      82,609.77
----------------------------------------------------------------------------------------------
  William H. Marquard            200,000        9.72       10.1875     05/31/09     941,116.36
----------------------------------------------------------------------------------------------
  David R. Almond                100,000        4.86        7.5313     03/01/09     330,439.06
----------------------------------------------------------------------------------------------
  William J. Dowd                 25,000        1.22        7.5313     03/01/09      82,609.77
----------------------------------------------------------------------------------------------
  Scott M. Northcutt             100,000        4.86        9.0000     01/26/09     389,626.96
----------------------------------------------------------------------------------------------

---------------

(1) The listed options are exercisable in four twenty-five percent (25%) increments on the first through fourth anniversaries of the date of grant.

(2) The vesting of all options accelerates in the case of a change of control of the company. In the case of Messrs. Hansen and Marquard, if their employment is terminated within one year following a change of control of the company, they will each have three years from such termination date to exercise their stock options. All executives have three years following retirement to exercise any options which have vested as of their retirement date.

(3) Based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on assumptions as to variables such as risk free interest rate, stock price volatility and future dividend yield as follows: the options are assumed to be exercised at the end of a ten year term; yield volatility of 34.89%; annual dividend yield ranging from .79% to 1.06% and a risk free rate of return ranging from 5.00% to 6.06%.

OPTION EXERCISES

     This table sets forth information regarding the value as of the fiscal year ended December 25, 1999 of any unexercised options held by the named executive officers who retained their positions with the company as of such date. No stock options were exercised by any of the named executive officers during the fiscal year ended December 25, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

---------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                         SECURITIES            VALUE OF
                                                         UNDERLYING          UNEXERCISED
                                                         UNEXERCISED         IN-THE-MONEY
                                                         OPTIONS AT           OPTIONS AT
                                                          FY-END(#)          FY-END($)(1)
                       SHARES ACQUIRED     VALUE        EXERCISABLE/         EXERCISABLE/
        NAME           ON EXERCISE(#)    REALIZED($)    UNEXERCISABLE       UNEXERCISABLE
---------------------------------------------------------------------------------------------
  Mark S. Hansen           --               --         200,000/600,000    2,062,500/6,187,500
---------------------------------------------------------------------------------------------
  E. Stephen Davis         --               --           53,500/40,500        551,719/417,656
---------------------------------------------------------------------------------------------
  William H. Marquard      --               --               0/200,000            0/2,062,500
---------------------------------------------------------------------------------------------
  David R. Almond          --               --           44,250/78,750        456,328/812,109
---------------------------------------------------------------------------------------------
  Scott M. Northcutt       --               --           25,000/75,000        257,813/773,438
---------------------------------------------------------------------------------------------

---------------

(1) The market price of the company's common stock at 1999 fiscal year-end was $10.3125 per share.

PENSION PLAN

     This table shows the estimated annual retirement benefits payable on a straight-life annuity basis to covered participants, including the named executive officers, assuming retirement at age 65 under Fleming's qualified Pension Plan as well as non-qualified supplemental benefits under the Executive Deferred Compensation Plan, based on final average earnings formulas and years of service.

  ANNUAL FINAL                                  YEARS OF SERVICE
COMPENSATION(1)       10         15         20         25         30         35         40
    $250,000       $ 41,675   $ 62,500   $ 83,350   $104,188   $125,000   $137,500   $ 150,000
     300,000         50,010     75,000    100,020    125,025    150,000    165,000     180,000
     350,000         58,345     87,500    116,690    145,863    175,000    192,500     210,000
     400,000         66,680    100,000    133,360    166,700    200,000    220,000     240,000
     450,000         75,015    112,500    150,030    187,538    225,000    247,500     270,000
     500,000         83,350    125,000    166,700    208,375    250,000    275,000     300,000
     550,000         91,685    137,500    183,370    229,213    275,000    302,500     330,000
     600,000        100,020    150,000    200,040    250,050    300,000    330,000     360,000
     650,000        108,355    162,500    216,710    270,888    325,000    357,500     390,000
     700,000        116,690    175,000    233,380    291,725    350,000    385,000     420,000
     750,000        125,025    187,500    250,050    312,563    375,000    412,500     450,000
     800,000        133,360    200,000    266,720    333,400    400,000    440,000     480,000
     850,000        141,695    212,500    283,390    354,238    425,000    467,500     510,000
     900,000        150,030    225,000    300,060    375,076    450,000    495,000     540,000

---------------

(1) Under the Executive Deferred Compensation Plan, Annual Final Compensation is average total compensation earned for the three consecutive calendar years of employment prior to retirement.

    As of December 25, 1999, Messrs. Hansen, Davis, Northcutt and Almond each had 1, 39, 1 and 10 years, respectively, of credited service under the Pension Plan. Mr. Marquard will not be eligible to participate in the Pension Plan until one year from the date he joined the company; however, all named executive officers except for Mr. Dowd participated in the Executive Deferred Compensation Plan during 1999. Since Mr. Dowd terminated his employment with the company in 1999, he will not be eligible to receive any payments for early retirement under the Pension Plan, but will qualify for benefits when he reaches age 65. He will have an estimated 5 years of credited service. Amounts shown in the table are subject to offset for Social Security. Benefits under the Executive Deferred Compensation Plan are subject to offset for amounts payable under the Pension Plan. As of December 25, 1999, Annual Final Compensation was $739,871 for Mr. Hansen, $400,473 for Mr. Davis, $395,604 for Mr. Marquard, $264,633 for Mr. Almond, and $242,308 for Mr. Northcutt.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     Our named executive officers, except for Messrs. Davis and Almond, have five year employment agreements. Below is a summary of the basic terms of the agreements followed by a summary of the specific terms for each named executive officer as of their date of employment. Base salaries and bonus targets are reviewed annually by the corporation and organization committee and could increase over the five year term of the employment agreement.

     If Fleming terminates employment without cause or the executive resigns for good reason, the executive receives:

     - Base salary and accrued vacation through termination date
     - Base salary for the next 24 months
     - Continued coverage under all medical and life insurance programs for the next 24 months

     If Fleming terminates employment with cause or executive resigns without good reason, the executive receives:

     - Base salary and accrued vacation through the termination date

     If Fleming terminates employment due to disability, the executive receives

     - Base salary through date of termination
     - Disability benefits under the company's disability program
     - Accrued vacation through termination date

     Upon death of the executive, his beneficiary receives his base salary through date of death.

     The executive has also agreed not to compete with Fleming for two years following termination of employment, but not if he has been terminated without cause or he resigns for good reason. In addition, Messrs. Hansen and Northcutt participated in the company's relocation program for senior executives, which provided for reimbursement of various relocation expenses and the purchase of their homes by the company at the greater of their documented invested cost or the value determined by an appraiser selected by the company.

HANSEN AGREEMENT

     - Agreement term is from November 30 1998 to November 29, 2003
     - Annual base salary of $750,000, subject to increase but not decrease
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary
     - 32,000 shares of restricted stock (vests at 50% per year) plus $299,105 to reimburse him for his tax liability associated with the award
     - 800,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

MARQUARD AGREEMENT

     - Agreement term is from June 1, 1999 to May 31, 2004
     - Annual base salary of $400,000, subject to increase but not decrease
     - Bonus target of 65% of base salary with a maximum annual of 130% of base salary
     - 20,000 shares (vests at 50% per year) of restricted stock plus $196,547 to reimburse him for his tax liability associated with the award
     - 200,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

NORTHCUTT AGREEMENT

     - Agreement term is from January 26, 1999 to January 25, 2004
     - Annual base salary of $245,000, subject to increase but not decrease
     - Bonus target of 55% of base salary with a maximum annual of 110% of base salary
     - 8,000 shares of restricted stock (vests at 50% per year) plus $70,654 to reimburse him for his tax liability associated with the award
     - 100,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

     Since 1995, we have entered into change of control employment agreements with senior executives. The purpose of these agreements is to assure objective judgment and to keep the loyalties of key executives if Fleming is ever faced with a potential change of control by providing for a continuation of salary, bonus, health and other benefits for a maximum period of three years. In addition, if the executive is terminated during the three years following the change of control or in anticipation of the change of control for other than cause, death, disability, or he terminates for good reason, then the executive receives a lump sum payment comprised of:

     - His base salary through the date of termination at the annual rate in effect on the date of termination or, if higher, at the highest annual rate paid or payable during the three out of the five years preceding the change of control date which yield the highest base salary (the "Highest Base Salary");
     - The pro-rated portion of his annual bonus or, if higher, an amount equal to the middle target level bonus payable, regardless of whether specified targets are met, under the company's incentive compensation plan applicable to the executive for his position on the date his employment is terminated (the "Highest Bonus");
     - The product obtained by multiplying 2.99 times the sum of the Highest Base Salary and the Highest Bonus; and
     - Any amounts previously deferred by the executive (plus any accrued interest thereon) and any accrued vacation pay.

     In addition, there are provisions for the "gross up" of certain payments to cover certain taxes on these termination payments and for extension of indemnification and insurance coverage for five years following the termination date. For a period of 30 days following the first year after a change of control, the executive can terminate his employment for any reason and receive all the benefits of the agreement as if he had terminated for good reason. Under the change of control employment agreements, assuming a change of control on December 25, 1999, and termination of employment of the named executive for other than cause, death or disability or by the executive for good reason, the company would be required to pay the following amounts (plus any applicable "gross up" amounts): Mr. Hansen, $5,175,130; Mr. Davis, $2,000,630; Mr. Marquard $1,978,034; Mr. Almond, $1,435,337; and Mr. Northcutt, $1,584,837. The change of control employment agreement for Mr. Dowd terminated upon termination of his employment with the company.

OTHER CHANGE OF CONTROL ARRANGEMENTS

     SUPPLEMENTAL TRUSTS. The company has two trust agreements to provide for the payment of its obligations under the Change of Control Employment Agreements, severance and employment agreements available to certain associates who are not named executive officers, to former associates receiving benefits under the company's former supplemental retirement income plan and to participants in the Past Service Plan and the Executive Deferred Compensation Plan. These trusts include provisions which require full funding in the event of a change of control.

     PAST SERVICE PLAN. The company adopted the Past Service Plan in connection with the termination of its supplemental retirement income plan. Benefits payable under the plan are based on the benefit payable under the terminated plan assuming the executive retired as of November 1, 1997 and was fully vested. Messrs. Davis and Almond are the only two named executive officers participating in this plan. Upon a change of control, all participants will be fully vested in this plan. Assuming (i) a change of control on December 25, 1999 and termination of their employment, and (ii) each of them elected a life only payment method, the company would be required to pay Mr. Davis and Mr. Almond $101,132 and $54,987, respectively, annually for life.

     EXECUTIVE DEFERRED COMPENSATION PLAN. Under the company's Executive Deferred Compensation Plan, which supplements retirement benefits under the Pension Plan, each participant will be fully vested in his benefit upon a change of control, benefits will be paid immediately following termination of employment and no reduction will be made for any early retirement adjustment factors. Assuming (i) a change of control of the company on December 25, 1999 and termination of employment of the following persons and (ii) each of them elected a life only payment method, the company would be required under the Executive Deferred Compensation Plan to pay the following amounts to the following persons annually for life: Mr. Hansen, $11,600; Mr. Davis, $104,417; Mr. Marquard, $3,928; Mr. Almond, $16,390; and Mr. Northcutt, $1,372.

     OTHER ARRANGEMENTS. Provisions of the company's stock option and stock incentive plans permit the committee administering the plan to accelerate vesting upon a change of control. The vesting of all stock options held by the named executive officers will accelerate upon a change of control. All shares of restricted stock awarded to directors and the named executive officers will become fully vested and nonforfeitable in the event of a change of control.

DOWD SEVERANCE ARRANGEMENT

     Mr. Dowd resigned as president and chief operating officer effective May 20, 1999 and entered into a severance agreement with the company. Pursuant to the agreement, Mr. Dowd is entitled to receive $990,000 (two year's base salary) payable over a two year period, $266,603 (the pro rated portion of his bonus earned for 1999), his company car valued at $31,625, $28,557 for his accrued vacation, $69,045 as reimbursement for outplacement services and COBRA premium replacement which is equal to 18 times the monthly COBRA premium for his then current level of coverage under the company's medical plan. Mr. Dowd is also entitled to receive reimbursement for certain relocation costs. Mr. Dowd released the company from any claims associated with his employment.

TRANSACTIONS WITH MANAGEMENT

     The company leases eleven Baker's supermarket sites and a storage facility in Omaha, Nebraska from five separate affiliates (the "Baker Affiliates") of Jack W. Baker, a director of the company, and paid the Baker Affiliates in fiscal 1999 approximately $2,460,000 for rent and administrative fees under the leases. The company also has an ongoing contract with a limited liability company owned 75% by his son-in-law in which Mr. Baker is also investor (the "LLC"). The company paid $104,000 to the LLC during 1999 for software support to certain of its retail stores. The company also received $4,000 in royalty fees during 1999 from the LLC in connection with the sale and licensing of certain software previously sold by the company to the LLC. In his capacity as an associate of the company, Mr. Baker is also a party to a change of control employment agreement with the company.

     Prior to joining Fleming in June 1999, Mr. Marquard was a partner with Ernst & Young LLP and had a general partnership interest of less than 0.5%. During 1999, Ernst & Young LLP provided consulting services to the company and received a total of $6.9 million in fees plus warrants to purchase 100,000 shares of company stock at a purchase price of $9.50 per share.

2000 STOCK INCENTIVE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 STOCK INCENTIVE PLAN.

     Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2000 Stock Incentive Plan. The 2000 plan authorizes Fleming's compensation committee to grant non-qualified and incentive stock options and award shares restricted stock to key associates. A total of 1,900,000 shares of common stock have been reserved to be issued under the 2000 plan.

BACKGROUND

     In 1999, Fleming's shareholders approved the 1999 stock incentive plan which reserved 2,500,000 shares of Fleming common stock to be issued to key associates. During 1999, Fleming granted a large number of options in order to attract top industry talent. In accordance with its compensation philosophy of linking pay with performance, Fleming also granted options to its senior executives in 1999 instead of raising their base pay. Additionally, since the 1999 plan was approved, Fleming has expanded the group of potential optionees to include over 200 associates. In order to reward and retain our top management, additional options were granted in February 2000. Our board of directors recommends approval of the 2000 stock incentive plan as it believes that the 2000 plan will provide the additional shares of Fleming stock necessary to attract new associates and to retain and provide incentives for current associates.

PURPOSE AND FEATURES OF THE PLAN

     The purpose of the 2000 plan is to emphasize the company's pay for performance philosophy and create incentives designed to motivate Fleming associates to significantly contribute toward the growth and profitability of the company. The shares available to be issued under the 2000 plan will enable Fleming to attract and retain experienced associates who, by their positions, abilities and diligence, are able to make important contributions to Fleming's success.

ADMINISTRATION

     Fleming's 2000 stock incentive plan consists of two separate stock plans that are almost identical.

     - Non-executive officer plan: This aspect of the plan is limited to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 because they are not executive officers of Fleming.
     - Executive officer plan: This aspect of the plan is limited to participants who are executive officers of Fleming and who, therefore, are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934.

     Except for administration and the category of participants eligible to receive awards, the terms of the non-executive officer plan and the executive officer plan are identical.

     The executive officer plan is administered exclusively by the compensation and organization committee. The non-executive officer plan is administered by two committees: the regular award committee and the compensation and organization committee. Our chief executive officer is the sole member of regular award committee. Although the regular award committee is authorized to administer the non-executive officer plan, it can only make awards within guidelines set by the compensation and organization committee.

     When we refer to the non-executive officer plan in this discussion, we mean the regular award committee and the compensation and organization committee; when we refer to the executive officer plan, "the committee" means the compensation and organization committee. In the case of either plan, the committee is authorized and has complete discretion to formulate policies and to establish rules and regulations in connection with the plan.

ELIGIBILITY FOR PARTICIPATION

     All of Fleming's key associates, and all of the key associates of Fleming's subsidiaries and affiliated entities, are eligible to participate in the 2000 plan. Subject to the provisions of the plan, the committee has exclusive power in selecting participants from among the eligible associates.

TYPES OF AWARDS

     The 2000 plan provides that any or all of the following types of awards may be granted:

     - Stock options: Including non-qualified stock options and stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code; and
     - Restricted stock.

     STOCK OPTIONS. The committee may grant awards under the 2000 plan in the form of options to purchase shares of Fleming common stock. The committee will have the authority to determine:

     - the terms and conditions of each option;
     - the number of shares subject to the option; and
     - the manner and time of the option's exercise.

     Subject to certain adjustment provisions, the committee cannot grant options for more than 300,000 shares of common stock to any participant in any fiscal year.

     Exercise Price. The exercise price of an option may not be less than the fair market value of the common stock on the date of grant. The fair market value of shares of common stock subject to options is determined by averaging the high and low sales prices as reported on the New York Stock Exchange. As of March 13, 2000, the average of the high and low sales price of Fleming's common stock as reported on the exchange was $15.2188.

     A participant may pay the exercise price of an option in cash, in shares of Fleming common stock or a combination of both; provided that, if the exercise price (including required withholding taxes) is paid using shares of Fleming common stock, the committee does not want this act to result in an adverse accounting charge to the company. Accordingly, at the present time, the committee has determined for administrative purposes that a participant using Fleming shares to pay the exercise price of options granted under the 2000 plan must have held those shares for at least six months. Stock options may also be exercised through a broker-dealer acting on a participant's behalf. The exercise price is paid upon settlement by the broker from the proceeds of the sale of the common stock subject to the stock option.

     When and how to exercise options. Stock options are exercisable in accordance with the schedule set forth in each award agreement. Generally, stock options vest at the rate of 25% each year over the four years following the date of grant.

     A participant can exercise all or any portion of a stock option which is exercisable by giving written notice to Fleming's secretary at least two business days before the exercise date. When stock options are exercised, a participant must pay the exercise price to Fleming. In addition, the participant is responsible for paying any applicable income and employment taxes.

     RESTRICTED STOCK AWARDS. Shares of restricted stock awarded under the plan will be subject to the terms, conditions, restrictions and/or limitations, if any, that the committee deems appropriate, including restrictions on employment, transferability and continued employment. All restricted stock awards must vest over a minimum restriction period of at least three years from the date of grant if vesting is based on time. If vesting is based on performance, the restricted stock award must have a minimum restriction period of at least one year. Subject to certain adjustment provisions, no more than 200,000 shares of common stock can be awarded under the plan as restricted stock awards. The committee can accelerate the vesting of restricted stock awards upon the occurrence of a change of control event and upon termination of employment due to death, disability, without cause or by the participant for good reason.

TERMINATION OF EMPLOYMENT

     The committee will determine the treatment of a participant's stock option in the event of death, disability, retirement or termination of employment for an approved reason. Award agreements covering options granted under the plan currently provide for the following upon termination of employment:

     RETIREMENT. If a participant retires in accordance with Fleming's regular retirement policies, the participant will have a period of three years from retirement date to exercise options which are vested on the retirement date. All unvested options will terminate.

     DEATH. If a participant's employment terminates due to death, the participant's personal representative will have twelve months from the date of death to exercise options which are vested on the date of death. All unvested options will terminate.

     OTHER TERMINATIONS. If a participant's employment is terminated for any other reason, the participant will have three months from the date of termination to exercise the stock options which are vested on the date of termination. All unvested options will terminate.

     Upon granting any award, the committee will, by way of an award agreement, establish any other terms, conditions, restrictions and/or limitations governing the awards granted.

AMENDING THE STOCK PLAN

     Acting through the board, Fleming may amend the 2000 stock incentive plan at any time. The board of directors, however, may not without shareholder approval adopt any amendment that would increase the maximum number of shares that may be issued under the plan (except for certain antidilution adjustments described below), materially modify the plan's eligibility requirements or materially increase the benefits provided to participants under the plan.

CHANGE OF CONTROL EVENT

     If a change of control event occurs, the committee can, within its discretion, accelerate the vesting of any unvested portion of any outstanding awards under the stock plan.

NEW PLAN BENEFITS

     To date, no awards have been made under the 2000 plan.

AUTOMATIC ADJUSTMENT FEATURES

     The 2000 plan provides for the automatic adjustment of:

     - the number and kind of shares available under it, and
     - the number and kind of shares subject to outstanding awards in the event the common stock is changed into or exchanged for a different number or kind of shares of stock or other securities of Fleming or another corporation, or if the number of shares of common stock is increased through a stock dividend.

     The plan also provides that the committee may adjust the number of shares available under the plan and the number of shares subject to any outstanding awards if, in the committee's opinion, any other change in the number or kind of shares of common stock equitably requires such an adjustment.

FEDERAL TAX TREATMENT

     INCENTIVE STOCK OPTION GRANT. A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the company is not entitled to any deduction at the time of grant or at the time of exercise (except for alternative minimum tax). If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option or one year of the transfer of such shares to the participant, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the company will not be entitled to any deduction for federal income tax purposes.

     NON-QUALIFIED STOCK OPTION GRANT/EXERCISE. A participant who is granted a non-qualified stock option does not have taxable income at the time of grant. Taxable income occurs at the time of exercise in an amount equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. Fleming is entitled to a corresponding deduction for the same amount.

     RESTRICTED STOCK AWARD. A participant who has been granted an award in the form of restricted stock will not realize taxable income at the time of the grant, and the company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income (and have tax basis in the shares) in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The company will be entitled to a corresponding deduction.

OTHER BUSINESS

     The board of directors knows of no other business which will be presented for action at the meeting other than as described in the notice of annual meeting. If other matters come before the meeting, the proxies will be voted in accordance with the judgment of the persons named on the proxy card.

                                            By Order of the Board of Directors

                                            Lenore T. Graham
                                            Senior Vice President,
                                            General Counsel and Secretary

                                                                       EXHIBIT A

















                            FLEMING COMPANIES, INC.

                           2000 STOCK INCENTIVE PLAN

                            FLEMING COMPANIES, INC.

                           2000 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I PURPOSE.......................................................................   A-1
          Section 1.1       Purpose.....................................................   A-1
          Section 1.2       Establishment...............................................   A-1
          Section 1.3       Shares Subject to the Plan..................................   A-1
ARTICLE II DEFINITIONS..................................................................   A-1
          Section 2.1       "Affiliated Entity".........................................   A-1
          Section 2.2       "Award".....................................................   A-1
          Section 2.3       "Award Agreement"...........................................   A-1
          Section 2.4       "Board".....................................................   A-1
          Section 2.5       "Change of Control Event" ..................................   A-1
          Section 2.6       "Code"......................................................   A-3
          Section 2.7       "Committee".................................................   A-3
          Section 2.8       "Common Stock"..............................................   A-3
          Section 2.9       "Company"...................................................   A-3
          Section 2.10      "Compensation Committee"....................................   A-3
          Section 2.11      "Date of Grant".............................................   A-3
          Section 2.12      "Eligible Associate"........................................   A-3
          Section 2.13      "Exchange Act"..............................................   A-3
          Section 2.14      "Executive Officer Participants"............................   A-3
          Section 2.15      "Fair Market Value".........................................   A-3
          Section 2.16      "Incentive Stock Option"....................................   A-3
          Section 2.17      "Non-Executive Officer Participants"........................   A-3
          Section 2.18      "Nonqualified Stock Option".................................   A-3
          Section 2.19      "Option"....................................................   A-3
          Section 2.20      "Participant"...............................................   A-3
          Section 2.21      "Plan"......................................................   A-3
          Section 2.22      "Regular Award Committee"...................................   A-3
          Section 2.23      "Restricted Stock Award"....................................   A-4
          Section 2.24      "Secretary".................................................   A-4
          Section 2.25      "Subsidiary"................................................   A-4
ARTICLE III ADMINISTRATION..............................................................   A-4
          Section 3.1       Administration of the Plan; the Committee...................   A-4
          Section 3.2       Committee to Make Rules and Interpret Plan..................   A-4
ARTICLE IV GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN..................................   A-5
          Section 4.1       Committee to Grant Awards to Eligible Associates............   A-5
ARTICLE V ELIGIBILITY...................................................................   A-5
ARTICLE VI STOCK OPTIONS................................................................   A-6
          Section 6.1       Grant of Options............................................   A-6
          Section 6.2       Conditions of Options.......................................   A-6
ARTICLE VII RESTRICTED STOCK AWARDS.....................................................   A-7
          Section 7.1       Grant of Restricted Stock Awards............................   A-7
          Section 7.2       Conditions of Restricted Stock Awards.......................   A-7
ARTICLE VIII STOCK ADJUSTMENTS..........................................................   A-8

                                       (i)

                                                                                          PAGE
                                                                                          ----
ARTICLE IX GENERAL......................................................................   A-8
          Section 9.1       Amendment or Termination of Plan............................   A-8
          Section 9.2       Termination of Employment; Termination of Service...........   A-8
          Section 9.3       Limited Transferability -- Options..........................   A-9
          Section 9.4       Withholding Taxes...........................................   A-9
          Section 9.5       Dividends and Dividend Equivalents -- Awards................   A-9
          Section 9.6       Change of Control...........................................  A-10
          Section 9.7       Amendments to Awards........................................  A-10
          Section 9.8       Regulatory Approval and Listings............................  A-10
          Section 9.9       Right to Continued Employment...............................  A-10
          Section 9.10      Reliance on Reports.........................................  A-10
          Section 9.11      Construction................................................  A-10
          Section 9.12      Governing Law...............................................  A-10

                                      (ii)

                                   ARTICLE I
                                    PURPOSE

     Section 1.1 Purpose. This 2000 Stock Incentive Plan (the "Plan") is established by Fleming Companies, Inc. (the "Company") to emphasize the Company's pay for performance philosophy by creating incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the Plan provides for the granting of Options and Restricted Stock Awards to Eligible Associates subject to the conditions set forth in the Plan.

     Section 1.2 Establishment. The Plan is effective as of February 29, 2000 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

     The Plan shall be approved by the holders of a majority of the outstanding shares of Common Stock, present, or represented, and entitled to vote at a meeting called for such purpose, which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the shareholders, Awards under the Plan may be granted to Eligible Associates, but no such Awards may be exercised prior to receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all such Awards shall be void.

     Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of One Million Nine Hundred Thousand (1,900,000) shares of Common Stock.

                                   ARTICLE II
                                  DEFINITIONS

     Section 2.1 "Affiliated Entity" means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     Section 2.2 "Award" means, individually or collectively, any Option or Restricted Stock Award granted under the Plan to an Eligible Associate by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     Section 2.3 "Award Agreement" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     Section 2.4  "Board" means the Board of Directors of the Company.

     Section 2.5  "Change of Control Event" means each of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the

     Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y), and (z) of subsection (c) of this Section 2.5; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, appointment or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Approval by the shareholders of the Company of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or, (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company.

     Section 2.6 "Code" means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     Section 2.7  "Committee" shall have the meaning set forth in Section 3.1.

     Section 2.8 "Common Stock" means the common stock, par value $2.50 per share, of the Company, and after substitution, such other stock as shall be substituted therefor as provided in Article VIII.

     Section 2.9 "Company" means Fleming Companies, Inc., an Oklahoma corporation.

     Section 2.10 "Compensation Committee" means the Compensation and Organization Committee of the Board.

     Section 2.11 "Date of Grant" means the date on which the granting of an Award to an Eligible Associate is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     Section 2.12 "Eligible Associate" means any key associate of the Company, a Subsidiary, or an Affiliated Entity.

     Section 2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 2.14 "Executive Officer Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

     Section 2.15 "Fair Market Value" means (A) during such time as the Common Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/ National Market System, the average of the highest and lowest sales prices of the Common Stock as reported by such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or (B) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/ National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

     Section 2.16 "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

     Section 2.17 "Non-Executive Officer Participants" means Participants who are not subject to the provisions of Section 16 of the Exchange Act.

     Section 2.18 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     Section 2.19 "Option" means an Award granted under Article VI of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

     Section 2.20 "Participant" means an Eligible Associate of the Company, a Subsidiary, or an Affiliated Entity to whom an Award has been granted by the Committee under the Plan.

     Section 2.21  "Plan" means Fleming Companies, Inc. 2000 Stock Incentive
Plan.

     Section 2.22 "Regular Award Committee" means a committee comprised of the individual who is the Company's chief executive officer and such additional members, if any, as shall be appointed by the Board.

     Section 2.23 "Restricted Stock Award" means an Award granted to an Eligible Associate under Article VII of the Plan.

     Section 2.24 "Secretary" means the corporate secretary of the Company duly elected by the Board.

     Section 2.25 "Subsidiary" shall have the same meaning set forth in Section 424 of the Code.

                                  ARTICLE III
                                 ADMINISTRATION

     Section 3.1 Administration of the Plan; the Committee. For purposes of administration, the Plan shall be deemed to consist of two separate stock incentive plans, a "Non-Executive Officer Participant Plan" which is limited to Non-Executive Officer Participants and an "Executive Officer Participant Plan" which is limited to Executive Officer Participants. Except for administration and the category of Eligible Associates eligible to receive Awards, the terms of the Non-Executive Officer Participant Plan and the Executive Officer Participant Plan are identical.

     The Non-Executive Officer Participant Plan shall be administered by both the Regular Award Committee and the Compensation Committee. The Regular Award Committee may only act within guidelines established by the Compensation Committee. The Executive Officer Participant Plan shall be administered by the Compensation Committee. With respect to the Non-Executive Officer Participant Plan and to decisions relating to Non-Executive Officer Participants, including the grant of Awards, the term "Committee" shall mean both the Regular Award Committee and the Compensation Committee; and with respect to the Executive Officer Participant Plan and to decisions relating to the Executive Officer Participants, including the granting of Awards, the term "Committee" shall mean only the Compensation Committee.

     Unless otherwise provided in the by-laws of the Company or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

          (a) Select the Eligible Associates to participate in the Plan.

          (b) Determine the time or times when Awards will be made.

          (c) Determine the form of an Award, whether an Option or a Restricted Stock Award, the number of shares of Common Stock subject to the Award, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

          (d) Determine whether Awards will be granted singly or in combination.

          (e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

          (f) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     Section 3.2 Committee to Make Rules and Interpret Plan. The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

                                   ARTICLE IV
                  GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

     Section 4.1 Committee to Grant Awards to Eligible Associates. The Committee may, from time to time, grant Awards to one or more Eligible Associates, provided, however, that:

          (a) Subject to Article VIII, the aggregate number of shares of Common Stock made subject to the Award of Options to any Eligible Associate in any calendar year may not exceed 300,000.

          (b) Subject to Article VIII, in no event shall more than 200,000 shares of Common Stock subject to the Plan be awarded to Eligible Associates as Restricted Stock Awards (the "Restricted Stock Award Limit").

          (c) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the Restricted Stock Award Limit.

          (d) Common Stock delivered by the Company in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

          (e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

          (f) The Compensation Committee shall from time to time establish guidelines for the Regular Award Committee regarding the grant of Awards to Eligible Associates.

          (g) Separate certificates representing Common Stock to be delivered to an Eligible Associate Participant upon the exercise of any Option will be issued to such Participant.

          (h) Awards granted which vest based upon the Participant's continued employment shall be limited in such a way that (i) no portion of the Award will vest until one year after the Date of Grant, (ii) no more than one-third of the shares subject to the Award is eligible to vest until one year after Date of Grant; (iii) no more than two-thirds of the shares subject to the Award is eligible to vest until at least two years after Date of Grant and (iv) the entire Award cannot vest until at least three years after Date of Grant.

          (i) Awards granted which vest based upon performance standards shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for at least one year from Date of Grant.

          (j) The Committee shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant's Award.

                                   ARTICLE V
                                  ELIGIBILITY

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Associates those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Agreements the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.

                                   ARTICLE VI
                                 STOCK OPTIONS

     Section 6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Associates. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Eligible Associate, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 6.2.

     Section 6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

          (a) Exercise Price. As limited by Section 6.2(e) below, each Option shall state the exercise price which shall be set by the Committee at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; or (iii) a combination of the foregoing. In addition to the foregoing, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (A) the broker-dealer has received from the Participant or the Company a notice evidencing the exercise of such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, upon the disposition of such shares and (C) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise.

          (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

          (d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option;
     (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

          (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Associates of the Company or a Subsidiary, and not to Eligible Associates of an Affiliated Entity. Furthermore, Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code, including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock

     Option, unless sooner exercised, terminated or cancelled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any Subsidiary) not exceed $100,000.

          (f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

          (g) Shareholder Rights. No Participant shall have a right as a shareholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

                                  ARTICLE VII
                            RESTRICTED STOCK AWARDS

     Section 7.1 Grant of Restricted Stock Awards. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to any Eligible Associate. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates, and by an Award Agreement setting forth the terms of such Restricted Stock Award.

     Section 7.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

          (a) Restriction Period. In addition to any vesting conditions determined by the Committee, including, but not by way of limitation, the achievement by the Company of specified performance criteria, vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period (a "Restriction Period"). Subject to Sections 4.1(h) and
     (i) the Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Committee shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 9.6, the Committee may, in its sole discretion, modify or accelerate the vesting of a Restricted Stock Award (i) in the case of the death or disability of the Participant, (ii) in the case the Participant's employment is terminated by the Company without "cause" as such term shall be defined by the Committee in the Award Agreement, or
     (iii) in the case the Participant terminates his employment for "good reason" as such term shall be defined by the Committee in the Award Agreement. In addition, with respect to Restricted Stock Awards representing an aggregate of 20,000 shares under the Plan (10% of the Restricted Stock Award Limit), the Committee may in its sole discretion modify or accelerate the vesting of such Restricted Stock Awards under such circumstances as it deems appropriate.

          (b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          (c) Rights as Shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

     If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                                  ARTICLE VIII
                               STOCK ADJUSTMENTS

     In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock or rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article VIII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article VIII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                                   ARTICLE IX
                                    GENERAL

     Section 9.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article VIII),
(ii) materially modify the requirements as to eligibility of Eligible Associates for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

     Section 9.2 Termination of Employment; Termination of Service. If an Eligible Associate's employment with the Company, a Subsidiary, or an Affiliated Entity terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the

Eligible Associate's Award Agreement provides otherwise. The Committee shall (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. The Committee shall also determine the method, if any, for accelerating the vesting or exercisability of any Options, or providing for the exercise of any unexercised Options in the event of an Eligible Associate's death, disability, retirement, or termination for an approved reason. In the event an Eligible Associate's employment is terminated due to retirement in accordance with the Company's regular retirement policies, unless the Eligible Associate's Award Agreement provides otherwise, the Eligible Associate shall have a period of three years following his date of retirement to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of retirement.

     Section 9.3 Limited Transferability -- Options. The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (iii) a trust or trusts for the exclusive benefit of such immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners. In addition (x) there may be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 9.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 9.2 hereof the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 9.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.2 hereof. No transfer pursuant to this Section
9.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request. In addition, subject to the foregoing provisions of this Section 9.3, Awards shall be transferable only by will or the laws of descent and distribution; however, no such transfer of an Award by the Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

     Section 9.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes; provided, the foregoing notwithstanding, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

     Section 9.5 Dividends and Dividend Equivalents -- Awards. The Committee may choose, at the time of the grant of any Award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest.

     Section 9.6 Change of Control. Awards granted under the Plan to any Eligible Associate may, in the discretion of the Committee, provide that such Awards shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event.

     Section 9.7 Amendments to Awards. The Committee may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

     Section 9.8 Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following approval by the shareholders of the Company of the Plan as provided in Section 1.2 of the Plan, and keep continuously effectively, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

          (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

          (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

          (c) the completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     Section 9.9 Right to Continued Employment. Participation in the Plan shall not give any Eligible Associate any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Associate at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Associate or any other individual any right to be selected as a Participant or to be granted an Award.

     Section 9.10 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     Section 9.11 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     Section 9.12 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Texas except as superseded by applicable Federal law.

                                                                       EXHIBIT B

                            FLEMING COMPANIES, INC.

                                                                   FEBRUARY 2000

                              CORPORATE GOVERNANCE

THE PHILOSOPHY.

     The Company will operate pursuant to the highest possible ethical standards with integrity, propriety, and fairness, and in full compliance with the law. Each director and management associate is expected to conduct himself or herself at all times in accordance with these tenets. Every action by each director and management associate will be taken with full consideration for the interests and well-being, first, of all Company stockholders and, second, of all other Company stakeholders. Equal opportunity without qualification is the Company's policy in employment practices, in its daily management, and in its procurement and sale of goods and services. Discrimination will not be permitted based on race, color, religion, sex, age, disability status, national origin, citizenship, or Vietnam veteran status.

THE STANDARDS.

     The Governance Committee of the Board has adopted and will administer the following Corporate Governance Standards for the guidance of the Company:

     1. The Board will operate in accordance with a statement of Requirements of Management and Directors attached hereto as Attachment I.

     2. The Chairman of the Compensation and Organization Committee (the "Compensation Committee") shall conduct a performance appraisal review with the CEO at least annually. In connection with the annual review the Chairman shall seek consultation with, and request information from, the other members of the Compensation Committee and other independent directors.

     3. The Board will annually review and approve a three-year strategic plan and a one-year operating plan for the Company.

     4. Beginning with the annual meeting of stockholders in 2002, all directors will stand for election annually.

     5. The Board believes that as a general rule, former Company associates should not serve on the Board; provided, however, this standard shall not apply to former Company associates five years after he/she has no longer been an associate.

     6. The Audit and Compliance Committee ("Audit Committee") and the Compensation Committee shall consist entirely of independent directors.

     7. The Board will appoint all committee members of the designated standing committees of the Board upon the recommendation of the Governance Committee. The intent will be to rotate various members of the Board through various committees so that each independent member of the Board has an opportunity to become more experienced about the internal operations and affairs of the Company. Effective with the annual meeting in 2000, the Board will have the following standing committees: Audit and Compliance, Compensation and Organization, Finance, Governance/Nominating and an Executive Committee.

     8. The Governance Committee will annually assess Board and committee effectiveness through the use of the "Board Evaluation" questionnaire attached hereto as Attachment II. Each independent member of the Board will be required to complete the questionnaire annually. The questionnaires shall become a part of the permanent records of the Company and maintained by the Company's corporate secretary.

     9. Whenever feasible, directors will receive materials well in advance of meetings for items to be acted upon. In addition, independent directors shall meet outside of the presence of non-independent directors from time to time as deemed appropriate.

     10. Interlocking directorships will not be allowed; provided, however, that this shall not preclude members of the Fleming Board of Directors from serving together on boards of other public companies. (An interlocking directorship would occur if a Fleming director or officer served on the board of company X and a director or an officer of company X served on the Fleming Board, or if a major supplier or customer served on Fleming's Board.) Joint ventures will be permitted between the Company and independent Board members subject to approval by the Board and Securities and Exchange Commission disclosure rules.

     11. Directors are required to own at least 1,000 shares of Fleming common stock within one year of election (by the Board or the stockholders) and 12,000 shares within four years of such election, directors currently serving as of March 1, 1999 have until March 1, 2003 to meet this requirement. A substantial portion of each independent director's annual compensation shall be paid in Fleming common stock or its equivalent.

     12. Each director will retire upon the earlier of 30 days after reaching age 70 or upon his/her 15th anniversary as a director; provided, however, the 15 year limitation shall not apply to directors holding office at the time these standards were first adopted by the Board in 1997.

     13. Succession planning and management development will be reported annually to the independent directors by the CEO.

     14. All corporate officers are required to own Fleming common stock, with a value equal to a specified multiple of their base salary with the ownership requirements to be met over a five year period. The Compensation Committee will be responsible for setting the multiples on which the ownership requirements will be based.

     15. Generally, management's incentive compensation will be linked directly and objectively to measured financial goals set in advance by the Compensation Committee; however, the Board recognizes that flexibility is important in determining compensation and that all management compensation may not be so linked.

     16. Stock options will not be repriced (the exercise price for options will not be lowered even if the current market price of the stock is below the exercise price) and all stock option plans will be subject to stockholder approval.

     17. All stockholders have equal voting rights except as may be provided by law, the Restated Certificate of Incorporation or, if applicable, under a share rights plan adopted by the Company.

     18. These Corporate Governance standards have been developed and approved by the Board and will be reviewed by the Board and published at least annually and revised where appropriate.

                                  ATTACHMENT I

REQUIREMENTS OF MANAGEMENT AND DIRECTORS

     The Governance Committee shall direct the operation of the Company through management in accordance with the following Requirements of Management and Directors in order to enhance Board effectiveness:

           BOARD REQUIREMENTS                         FLEMING REQUIREMENTS
              OF MANAGEMENT                               OF DIRECTORS
-----------------------------------------   -----------------------------------------
- Strong principled and ethical             - Represent and act in the best interests
  leadership.                                 of the stockholders.

- Develop strategies to deliver strong      - Critique and approve strategic and
  market franchises and build stockholder     operating plans.
  wealth over the long term.

- Recommend appropriate strategic and       - Select, motivate, evaluate, and
  operating plans.                            compensate the CEO and all senior
                                              officers.

- Maintain effective control of             - Good understanding of strategies and
  operations.                                 the business.

- Measure performance against peers.        - Review succession planning and
                                              management development. (For
                                              independent directors only.)

- Assure sound succession planning and      - Advise and consult on key
  management development.                     organizational changes.

- Sound organizational structure.           - Careful study of Board materials and
                                              issues.

- Inform the Board regularly regarding      - Active, objective and constructive
  the status of key initiatives.              participation at meetings of Board and
                                              Committees.

- No surprises.                             - Assistance in representing Fleming to
                                              the outside world.

- Board meetings which are well-planned,    - Counsel on corporate issues.
  allow meaningful participating, and
  provide for timely resolution of
  issues.

- Advance Board materials which contain     - Good understanding of general economic
  the right amount of information and are     trends and corporate governance.
  received sufficiently in advance of
  meetings.

                                 ATTACHMENT II

BOARD EVALUATION QUESTIONNAIRE

     This questionnaire shall be provided to each independent director on or about January 1 of each year and such directors shall complete the questionnaire by entering a number grade from 1 to 5 (where 1 is considered "poor" and 5 is considered "excellent") and written comments, where appropriate, as to each of the following 14 standards.

                               QUESTION                             POINTS
     ------------------------------------------------------------   -----
 1.  The Board knows and understands the Company's vision,
     strategic precepts, strategic plan and operating plan.
                                                                    -----
 2.  The Board reflects its understanding of the Company's
     vision, strategic precepts, strategic plan, and operating
     plan in its discussions and actions on key issues throughout the year.
                                                                    -----
 3.  Board meetings are conducted in a manner which ensures open communication, meaningful participation, and timely
     resolution of issues.
                                                                    -----
 4.  Board materials contain the right amount of information, and
     Board members receive their materials sufficiently in
     advance of meetings.
                                                                    -----
 5.  Board members are diligent in preparing for meetings.
                                                                    -----
 6.  The Board reviews and adopts an annual operating budget and regularly monitors performance against it throughout the
     year.
                                                                    -----
 7.  The Board monitors the Company's income statement, balance sheet, and cash flow.
                                                                    -----
 8.  The Board reviews and adopts an annual capital budget and receives regular written or oral reports of performance
     against it throughout the year.
                                                                    -----
 9.  In tracking Company performance, the Board regularly
     considers the performance of peer companies.
                                                                    -----
10.  The Board reviews on at least an annual basis the
     performance of the CEO through the Compensation Committee.
                                                                    -----
11.  On an annual basis, the Board and/or the Compensation
     Committee will review the performance and ethics of the
     senior officers.
                                                                    -----
12.  The correlation between executive pay and Company
     performance will be reviewed on an annual basis by the Board and/or the Compensation Committee.
                                                                    -----
13.  On an annual basis, the independent directors shall review the succession plans for the CEO and key senior management.
                                                                    -----
14.  Each individual director standing for re-election will
     receive a performance review prior to his/her nomination
     from those members of the Governance Committee who are not standing for re-election. This assures that each director
     receives feedback from his fellow directors on his/her
     performance as a director.
                                                                    -----

The Governance Committee will analyze the numerical ratings and comments in detail and develop recommendations to enhance Board effectiveness. The Chairman of the Governance Committee shall present the assessments and recommendations to the full Board annually at its meeting immediately prior to the mailing of the proxy materials. The Governance Committee will oversee the process of implementing recommendations.

                                                                     EXHIBIT C-1

                        GUIDELINES FOR BOARD COMPOSITION

Size: Between 3 and 20 members (as set by Restated Certificate of Incorporation). Board chooses within those parameters.

Election:                    Beginning with the annual meeting of stockholders
                             in 2002, all directors will be elected annually.

Mix: Maximum of 3 inside directors; must always be a majority of independent directors.

Independent Director:        Must offer to stand down at end of term following
                             change in occupation or profession that would diminish director's ability to contribute as a board member.

Inside Director:
    (Non-CEO)                Must offer to resign from board upon the earlier of
                             either reaching age 65 or retirement, resignation, Inside Director: other termination from company, or downward revision of (Non-CEO) status in company.

Disability:                  Must stand down if suffering from disability or ill
                             health sufficiently serious to prevent active participation in board affairs over a sustained period.

Retirement from Board:       A director must retire from the board during the
                             month following his or her 70th birthday.

Attendance:                  If cumulative attendance at board and committee
                             meetings over two successive years falls below 60%, director must offer to stand down.

                                  EXHIBIT C-2
                        GUIDELINES FOR BOARD CANDIDATES

     1. A director should have the ability to apply good independent judgment to a business situation and should be able to represent broadly the interests of all the company's shareholders and constituencies. Board members should be recommended primarily on the basis of their qualification to meet these fundamental criteria.

     2. A director must be free of any conflicts of interest which would interfere with his or her loyalty to the company and its shareholders. Those who have positions with or significant interests in competitors of the company may not be considered. To avoid even the appearance of a conflict of interest, members of legal firms which provide legal counsel to the company and representatives of investment banking houses, commercial banks or management consulting firms which have or are anticipated to have business relations with the company should not be considered.

     3. In addition, the following criteria should be considered in recommending candidates for board membership, although these should not be applied rigidly:

          a. Maturity and Experience

             A director should be mature and have practical or academic experience in business, economics, government or the sciences. Ideally, a director would have 15 or more years of experience including management responsibilities.

          b. Geography

             Since the company's operations are primarily mainland United States in scope, it is desirable to have a balanced geographic representation with major geographic areas of the company's business being reflected on the board to the extent practicable.

          c. Past Experience in Order of Preference

             (1) Chief executive officer, chief operating officer or senior executive officer of a public or substantial private company, preferably of an industrial, distribution or retailing company, with sales in excess of $500,000,000.

             (2) An educator from fields of business, economics or the sciences with management experience.

          d. Women, Minorities and Special Interests

             Since a director represents broadly the interests of all the company's shareholders and constituencies, he or she should be chosen for his or her individual abilities and not be recommended based upon gender, minority group status or as a representative of any special interest group. However, it is desirable to have a cross section of backgrounds, and candidates otherwise qualified may be recommended with due consideration given to their gender, minority status or special interests.

                             FLEMING COMPANIES, INC.

P     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
      ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2000 AT 10:00 A.M. AT
R     THE SALT LAKE CITY MARRIOTT, 75 SOUTH WEST TEMPLE, SALT LAKE CITY, UTAH.

O Mark S. Hansen, Neal J. Rider, or Lenore T. Gramham is hereby constituted the proxy of the undersigned with full power of substitution to represent
X and to vote as specified all shares of common stock which the Shareholder(s) named on the reverse side is entitled to vote at the above
Y Annual Meeting or at any adjournment thereof, and their discretion to vote upon all matters as may properly be brought before the Meeting.

      First Chicago Trust Company, a division of EquiServe, as Custodian under the Dividend Reinvestment and Stock Purchase Plan, is hereby authorized to execute a proxy with identical instructions for any shares of common stock held for the benefit of the Shareholder(s) named on the reverse side.

      Nominees for election to the Board of Directors for a one-year term expiring in 2001 are:

      01. Carol B. Hallett, 02. Guy A. Osborn and 03. David A. Rismiller.

      Please sign and date on the reverse side and mail promptly in the enclosed postage-paid envelope or otherwise to vote by telephone or Internet, please see the reverse of this card.

      --------------------------------------------------------------------------
      Comments:
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                                                                     SEE REVERSE
                                                                        SIDE


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o




                            FLEMING COMPANIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 10, 2000
                                   10:00 A.M.
                              SALT LAKE CITY, UTAH

                             YOUR VOTE IS IMPORTANT
                             THANK YOU FOR VOTING.

                             A GREAT PLACE TO WORK

                             A GREAT PLACE TO TRADE

                            A GREAT PLACE TO INVEST


     Please mark your
[X]  votes as in this example.

    The shares represented by this proxy will be voted as specified, or if no direction is indicated, they will be voted "FOR" the election of the directors nominated by the board and "FOR" Proposals 2 and 3. The board of directors recommends a vote "FOR"
Proposals 2 and 3.
------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors Recommends a vote FOR Proposals 2 and 3.                                     SPECIAL ACTION

1. Election of    FOR   WITHHELD      2. Ratification of Deloitte &  FOR  AGAINST ABSTAIN
   Directors.                            Touche LLP as Independent
   (See Reverse)  [ ]     [ ]            Auditors for 2000.          [ ]    [ ]     [ ]       I have included comments
                                                                                              or change of address.              [ ]
   For, except vote from
   the following nominee(s):          3. Approval of the 2000                                 I do not wish to receive
                                         Stock Incentive Plan.       [ ]    [ ]     [ ]       future annual reports for
-------------------------------------                                                         this account at this address.      [ ]

                                                                                              I agree to accept future proxy
                                                                                              statements and annual reports
                                                                                              electronically.                    [ ]

                                                                                              I plan to attend the annual
                                                                                              meeting.                           [ ]

                                                                                          THE PROXY WILL VOTE IN HIS/HER DISCRETION,
                                                                                          ON SUCH OTHER BUSINESS AS MAY PROPERLY
                                                                                          COME BEFORE THE MEETING OR ANY ADJOURNMENT
                                                                                          THEREOF.

                                                                                          I RESERVE THE RIGHT TO REVOKE THIS PROXY
                                                                                          AT ANY TIME BEFORE THE EXERCISE THEREOF.

                                                                                          NOTE: Please sign exactly as name appears
                                                                                          hereon. Joint owners should each sign.
                                                                                          When signing as attorney, executor,
                                                                                          administrator, trustee or guardian, please
                                                                                          give full title as such.


                                                                                          ------------------------------------------



                                                                                          ------------------------------------------
                                                                                          SIGNATURE(S)                        DATE




------------------------------------------------------------------------------------------------------------------------------------
                         o FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL. o


                            FLEMING COMPANIES, INC.


Dear Shareholder:

Fleming encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above is your personal code to access the system.

1. To vote over the Internet:
     o Log on to the Internet and go to the web site http://www.eproxyvote.com/flm.
2. To vote over the telephone:
     o On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week from the U.S. and Canada to vote your proxy.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, do not mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.